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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): March 26, 2001

                   APARTMENT INVESTMENT AND MANAGEMENT COMPANY
             (Exact name of registrant as specified in its charter)

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
                 MARYLAND                                    1-13232                    84-1259577
----------------------------------------------       ------------------------      -------------------
(State or other jurisdiction of incorporation)       (Commission File Number)         (IRS Employer
                                                                                   Identification No.)
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   Colorado Center, Tower Two, 2000 South Colorado Boulevard,
                    Suite 2-1000, Denver, CO                         80222-4348
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             (Address of Principal Executive Offices)                (Zip Code)

                                 (303) 757-8101
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         On March 26, 2001, Apartment Investment and Management Company ("AIMCO"), completed the previously announced acquisition of Oxford Tax Exempt Fund II Limited Partnership ("OTEF"). Pursuant to an agreement between AIMCO, AIMCO's operating partnership, AIMCO/OTEF, LLC (a subsidiary of AIMCO's operating partnership), and OTEF, AIMCO/OTEF, LLC merged into OTEF. OTEF was the surviving entity in the merger and is now 100% owned by AIMCO and its affiliates.

         At the effective time of the merger, each beneficial assignment of limited partnership interest ("BAC"), other than any BAC held by an affiliate of AIMCO or OTEF's associate general partner, converted into the right to receive
(i) 0.547 shares of AIMCO Class P 9% convertible cumulative preferred stock ("Class P Stock") (valued at $25 per share), or $13.675 of Class P Stock per BAC, and (ii) 0.299 shares of AIMCO Class A common stock ("Class A Stock") (valued at $48.509 per share), or $14.525 of Class A Stock per BAC. All interests of OTEF's associate general partner converted into the right to receive 19 shares of Class P Stock and 10.823 shares of Class A Stock. The value of the Class A Stock was based upon the twenty-day average of the high and low reported sale prices on the New York Stock Exchange beginning December 4, 2000.

         AIMCO previously acquired a 99% economic interest in OTEF's managing general partner and slightly more than one-half of the general partner interests in OTEF's associate general partner. In addition, on September 20, 2000, AIMCO caused three of its executive officers to be appointed to the board of directors of OTEF's managing general partner.

         Additional information with respect to the merger is contained in the press release of Apartment Investment and Management Company, dated March 27, 2001, attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial Statements of Businesses Acquired

         Financial Statement of Oxford Tax Exempt Fund II Limited Partnership for the year ended December 31, 1999, together with the Report of Independent Auditors. (Exhibit 99.2 to this Report is incorporated herein by this reference).

         Financial Statements of Oxford Tax Exempt Fund II Limited Partnership for the nine months ended September 30, 2000 (unaudited). (Exhibit 99.3 to this Report is incorporated herein by this reference).

         (b) Pro Forma Financial Information

         The required pro forma financial information is included as Exhibit
99.4 to this Report and incorporated herein by this reference.

         (c) Exhibits


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              The following exhibits are filed with this report:

         Exhibit
         Number   Description

         2.1 Agreement and Plan of Merger, dated as of November 29, 2000, by and among Apartment Investment and Management Company ("AIMCO"), AIMCO Properties, L.P., AIMCO/OTEF, LLC and Oxford Tax Exempt Fund II Limited Partnership (incorporated by reference to AIMCO's Registration Statement on Form S-4 (File No. 333-51154)).

         23.1     Consent of PricewaterhouseCoopers LLP.

         99.1 Press Release of Apartment Investment and Management Company, dated March 27, 2001.

         99.2 Financial Statements of Oxford Tax Exempt Fund II Limited Partnership for the year ended December 31, 1999, together with the Report of Independent Auditors. (Incorporated by reference from Item 8 of Part II of the Annual Report on Form 10-K of Oxford Tax Exempt Fund II Limited Partnership for the year ended December 31, 1999).

         99.3 Financial Statements of Oxford Tax Exempt Fund II Limited Partnership for the nine months ended September 30, 2000 (unaudited). (Incorporated by reference from Item I of Part I of the Quarterly Report on Form 10-Q of Oxford Tax Exempt Fund II Limited Partnership for the quarter ended September 30,
                  2000).

         99.4     Pro Forma Financial Information of AIMCO.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   APARTMENT INVESTMENT AND
                                   MANAGEMENT COMPANY



                                   By: /s/ Patrick J. Foye
                                       -----------------------------------------
                                       Patrick J. Foye
                                       Executive Vice President


Date: March 27, 2001


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                                INDEX TO EXHIBITS

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
         Exhibit
         Number   Description
         -------  -----------
         2.1      Agreement and Plan of Merger, dated as of November 29, 2000, by and among Apartment Investment and Management Company
                  ("AIMCO"), AIMCO Properties, L.P., AIMCO/OTEF, LLC and Oxford
                  Tax Exempt Fund II Limited Partnership (incorporated by reference to AIMCO's Registration Statement on Form S-4 (File
                  No. 333-51154)).

         23.1     Consent of PricewaterhouseCoopers LLP.

         99.1 Press Release of Apartment Investment and Management Company, dated March 27, 2001.

         99.2 Financial Statements of Oxford Tax Exempt Fund II Limited Partnership for the year ended December 31, 1999, together with the Report of Independent Auditors. (Incorporated by reference from Item 8 of Part II of the Annual Report on Form 10-K of Oxford Tax Exempt Fund II Limited Partnership for the year ended December 31, 1999).

         99.3 Financial Statements of Oxford Tax Exempt Fund II Limited Partnership for the nine months ended September 30, 2000 (unaudited). (Incorporated by reference from Item I of Part I of the Quarterly Report on Form 10-Q of Oxford Tax Exempt Fund II Limited Partnership for the quarter ended September 30,
                  2000).

         99.4     Pro Forma Financial Information of AIMCO.
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